Exhibit 99.2

EXECUTION VERSION

SECOND AMENDMENT dated as of March 2, 2015 (this “Amendment”), to the Credit Agreement dated as of March 27, 2012, as amended on September 24, 2012 (as heretofore amended, extended or otherwise modified, the “Credit Agreement”), among AETNA INC., a Pennsylvania corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Agent.
A.Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B.The Borrower and the Lenders desire to make certain modifications to the Credit Agreement as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. The Borrower and the Lenders party hereto agree that, immediately following the effectiveness of the Amendment on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a) Section 1.01 shall be amended by adding the following new definitions in the appropriate alphabetical order:

“Anti-Corruption Laws” means laws, rules, and regulations of any jurisdiction concerning or relating to bribery or corruption.
“Interpolated Screen Rate” means, with respect to any Euro-Dollar Loan for any Interest Period, a rate per annum which results from interpolating on a linear basis between (a) the applicable Screen Rate for the longest maturity for which a Screen Rate is available that is shorter than such Interest Period and (b) the applicable Screen Rate for the shortest maturity for which a Screen Rate is available that is longer than such Interest Period, in each case at approximately 11:00 a.m., London time, two Euro-Dollar Business Days before the first day of such Interest Period.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.
“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions. As of the Amendment Effective Date (as defined in the Second Amendment to this Agreement), the Sanctioned Countries are Crimea, Cuba, Iran, North Korea, Sudan and Syria.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person located, organized or resident in a Sanctioned Country or (c) any Person owned 50% or more by any Person or Persons included in clause (a).

(b) The definition of “Base Rate” in Section 1.01 shall be replaced with the following:

‘“Base Rate” means, for any day, a rate per annum equal to the highest of (i) the Prime Rate for such day, (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day and (iii) the sum of 1% plus the London Interbank Offered Rate on such day (or if such day is not a Euro-Dollar Business Day, the immediately preceding Euro-Dollar Business Day) for a deposit in Dollars with a maturity of one month. Solely for purposes of clause (iii) above and the penultimate sentence of this definition of Base Rate, the London Interbank Offered Rate on any day means the Screen Rate (or Interpolated Screen Rate if no Screen Rate shall be available at such time on a particular Euro-Dollar Business Day) (rounded upwards, if necessary, to the nearest 1/100 of 1%) at 11:00 A.M. (London time) on such day, or if such day is not a Euro-Dollar Business Day, on the immediately preceding Euro-Dollar Business Day, for a period equal to one month. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the London Interbank Offered Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the London Interbank Offered Rate. Notwithstanding the foregoing, at any time when the Base Rate would otherwise be less than zero, the Base Rate shall instead be deemed for all purposes of this Agreement to be zero.’

(c) The definition of “FATCA” in Section 1.01 shall be replaced with the following:

‘“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code inclusive, as in effect on the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, any intergovernmental agreement entered into to implement such Sections of the Internal Revenue Code, and any laws, rules and/or practices adopted by a non-U.S. jurisdiction to effect any such intergovernmental agreement.’
(d) The definition of “Maturity Date” in Section 1.01 shall be amended by replacing the date therein with “March 27, 2020”.

(e) Section 2.11(b) shall be amended by replacing the definition of “Euro-Dollar Margin” therein with the following:

“The “Euro-Dollar Margin” applicable to any Euro-Dollar Loan outstanding on any day means:
(i) if such day falls within a Level I Period, then 0.700%;

(ii) if such day falls within a Level II Period, then 0.805%;

(iii) if such day falls within a Level III Period, then 0.900%;

(iv) if such day falls within a Level IV Period, then 1.125%; and

(v) if such day falls within a Level V Period, then 1.350%.”

(f) Section 2.11(b) shall be further amended by replacing the definition of “London Interbank Offered Rate” therein with the following:

“The “London Interbank Offered Rate” applicable to any Interest Period means, a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period as displayed on the Reuters screen page that displays such rate (currently page LIBOR01) or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Agent from time to time in its reasonable discretion (such applicable rate being called the “Screen Rate”), at approximately 11:00 a.m., London time, two Euro-Dollar Business Days before the first day of such Interest Period. If no Screen Rate shall be available for a particular Interest Period but Screen Rates shall be available for maturities both longer and shorter than such

Interest Period, then the London Interbank Offered Rate for such Interest Period shall be the Interpolated Screen Rate. Notwithstanding the foregoing, if the London Interbank Offered Rate for any Interest Period would otherwise be less than zero, the London Interbank Offered Rate for such Interest Period shall be deemed for all purposes of this Agreement to be zero.”

(g) Section 2.12(a) shall be amended by replacing the first sentence thereof with the following:

“The Borrower shall pay to the Agent for the account of the Lenders, ratably in proportion to their Commitments (or, if the Commitments have terminated, ratably in proportion to their outstanding Committed Loans, Money Market Loans, LC Exposure and Swingline Exposure), a facility fee at the rate of (i) 0.050% per annum during each Level I Period, (ii) 0.070% per annum during each Level II Period, (iii) 0.100% per annum during each Level III Period, (iv) 0.125% per annum during each Level IV Period and (v) 0.150% per annum during each Level V Period.”
(h) The following new Section 4.12 shall be inserted at the end of Article IV:

“SECTION 4.12. Anti-Corruption Laws and Sanctions. The Borrower maintains in effect policies and procedures reasonably designed to promote compliance by the Borrower, the Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions, and the Borrower and the Subsidiaries are in compliance with applicable Anti-Corruption Laws and Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower, any of their respective directors or officers, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.”
(i) Section 5.06 shall be amended by inserting the following at the end thereof:

“The Borrower will not directly or, to its knowledge, indirectly, use the proceeds of any Borrowing or any Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Anti-Corruption Laws or (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Sanctioned Country, except to the extent such use is licensed by the Office of Foreign Assets Control of the U.S. Department of the Treasury or otherwise authorized under U.S. law.”
(j) Section 5.07 shall be amended by inserting the following at the end thereof:

“The Borrower will maintain in effect policies and procedures reasonably designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions.”
(k) Schedule 2.01 shall be replaced with Schedule 2.01 attached hereto.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Agent that this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and on the Amendment Effective Date, and after giving effect to this Amendment and the transactions contemplated hereby to occur on such date, (i) the representations and warranties set forth in the Credit Agreement, as amended herein, will be true and correct in all material respects as though made on and as of the Amendment Effective Date, other than representations and warranties which are given as of a particular date, which representations and warranties will be true and correct as of that date and (ii) no Default will have occurred and be continuing; provided, however, that solely for purposes of this Section 2, (A) the date in Section 4.04(b) of the Credit Agreement shall be deemed to be December 31 of the year for which the Borrower shall most recently have filed an Annual Report on Form 10-K with the Securities and Exchange Commission prior to January 30, 2015 (the “Request Date”) and (B) clause (b) of the definition of

“Disclosure Documents” shall be deemed to refer to the Borrower’s most recently filed Annual Report on Form 10-K prior to the Request Date and to the Borrower’s Quarterly Reports on Form 10-Q filed for all the quarterly periods, if any, beginning on or after the end of the annual period covered by said Annual Report and ending on or before the Request Date, and clause (c) of such definition shall be deemed to refer to the Borrower’s Current Reports on Form 8-K, if any, filed or furnished prior to the Request Date.

SECTION 3. Conditions. This Amendment shall become effective as of the first date on which each of the following conditions is satisfied (the “Amendment Effective Date”):

(a) the Agent shall have received from each of the Borrower, the Agent and each Lender party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence satisfactory to the Agent (which may include a facsimile or electronic transmission) that such party has signed a counterpart of this Amendment;

(b) the Agent shall have received such documents and certificates as the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and validity of this Amendment, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Agent;

(c) the Agent shall have received a certificate signed by the Chief Financial Officer or the Vice President, Finance of the Borrower, dated the Amendment Effective Date, to the effect that (i) no Default has occurred and is continuing as of the Amendment Effective Date and (ii) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement (as amended hereby and adjusted as provided in Section 2 above) are true in all material respects on, and as of, the Amendment Effective Date;

(d) the Agent shall have received an opinion of William C. Baskin III, Esq., counsel to the Borrower, of Davis Polk &Wardwell LLP, special counsel to the Borrower, and of Drinker Biddle & Reath LLP, Pennsylvania counsel to the Borrower, in each case given upon the Borrower’s express instructions substantially in the forms of Exhibits E-1, E-2 and E-3 to the Credit Agreement;

(e) the Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 5 hereof; and

(f) The Borrower shall have paid (i) all fees payable by it in connection with this Amendment and (ii) any accrued and unpaid fees and other amounts payable to or for the account of State Street under the Credit Agreement.
The Agent shall promptly notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding on all parties hereto.
SECTION 4. Departing Lender. Effective as of the Amendment Effective Date, the Commitment of State Street Bank and Trust Company (“State Street”) shall terminate, and State Street shall exit the Credit Agreement and will no longer be a Lender thereunder. State Street is executing this Amendment solely in its capacity as an exiting Lender, and each of the parties to this Amendment agrees and acknowledges that upon the Amendment Effective Date, State Street’s Commitment shall terminate and State Street shall no longer be a Lender under the Credit Agreement.

SECTION 5. Expenses. The Borrower agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, in each case to the extent invoiced.

SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 7. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 10. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Borrower, the Agent, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

SECTION 11. References. The Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean the Credit Agreement as amended hereby.

SECTION 12. Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

AETNA INC.,

By /s/ David Buda
Name: David Buda
Title: Vice President, Finance and
Treasurer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A.,
as Agent

By /s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: JPMorgan Chase Bank, N.A.
by /s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

For any Lender requiring a second signature line:

by __________________________________
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: Bank of America, N.A.
by /s/ Yinghua Zhang
Name: Yinghau Zhang
Title: Director

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: Citibank N.A.
by /s/ Maria Hackley
Name: Maria Hackley
Title: Vice President & Managing
Director

For any Lender requiring a second signature line:

by _______________________________
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: US Bank National Association
by /s/ Michael West
Name: Michael West
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: WELLS FARGO BANK, NATIONAL ASSOCIATION
by /s/ Grainne M. Pergolini
Name: Grainne M. Pergolini
Title: Managing Director

For any Lender requiring a second signature line:

by _______________________________
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: BARCLAYS BANK PLC
by /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

For any Lender requiring a second signature line:

by _______________________________
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: Credit Suisse AG, Cayman Islands Branch
by /s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

For any Lender requiring a second signature line:

by /s/ Remy Riester
Name: Remy Riester
Title: Authorized Signatory

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: GOLDMAN SACHS BANK USA
by /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: MORGAN STANLEY BANK, N.A.
by /s/ Michael King
Name: Michael King
Title: Authorized Signatory

For any Lender requiring a second signature line:

by _______________________________
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: SunTrust Bank
by /s/ Jared Cohen
Name: Jared Cohen
Title: Vice President

For any Lender requiring a second signature line:

by _______________________________
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.
by /s/ Oscar D. Cortez
Name: O. Cortez
Title: Vice President

For any Lender requiring a second signature line:

by _______________________________
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: The Royal Bank of Scotland plc
by /s/ Michael Fabiano
Name: Michael Fabiano
Title: Director

For any Lender requiring a second signature line:

by _______________________________
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

UBS AG, Stamford Branch
By /s/ Darlene Arias
Name: Darlene Arias
Title: Director

by /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: FIFTH THIRD BANK
by /s/ Joshua N. Livingston
Name: Joshua N. Livingston
Title: Duly Authorized Signatory

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: HSBC Bank US, NA
By /s/ Jaime Marti
Name: Jaime Marti
Title: Vice President

[Signature Page to Second Amendment]

PNC BANK, N.A.,

By /s/ Morey Wade
Name: Morey Wade
Title: Vice President

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: The Bank of New York Mellon
by /s/ Clifford A. Mull
Name: Clifford A. Mull
Title: First Vice President

For any Lender requiring a second signature line:

by _______________________________
Name:
Title:

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: UMB Bank, n.a.
by /s/ Cory Miller
Name: Cory Miller
Title: Vice President

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender:_Webster Bank National Association
By /s/ Carol Carver
Name: Carol Carver
Title:Senior Vice President

[Signature Page to Second Amendment]

SIGNATURE PAGE TO SECOND AMENDMENT
TO AETNA INC. CREDIT AGREEMENT

Name of Lender: State Street Bank and Trust Company
by /s/ Kimberly R. Costa
Name: Kimberly R. Costa
Title: Vice President

For any Lender requiring a second signature line:

by _______________________________
Name:
Title:

[Signature Page to Second Amendment]

SCHEDULE 2.01
Commitments

Name of Lender	Commitment

JPMorgan Chase Bank, N.A.	$190,000,000.00
Bank of America, N.A.	$190,000,000.00
Citibank N.A.	$190,000,000.00
US Bank National Association	$135,000,000.00
Wells Fargo Bank, National Association	$135,000,000.00
Barclays Bank PLC	$100,000,000.00
Credit Suisse AG, Cayman Islands Branch	$100,000,000.00
Goldman Sachs Bank USA	$100,000,000.00
Morgan Stanley Bank, N.A.	$100,000,000.00
SunTrust Bank	$100,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$100,000,000.00
The Royal Bank of Scotland plc	$100,000,000.00
UBS AG, Stamford Branch	$100,000,000.00
Fifth Third Bank	$66,500,000.00
HSBC Bank US, NA	$66,500,000.00
PNC Bank, N.A.	$66,500,000.00
The Bank of New York Mellon	$66,500,000.00
UMB Bank, n.a.	$54,000,000.00
Webster Bank National Association	$40,000,000.00
TOTAL	$2,000,000,000.00